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                                                                   EXHIBIT 10.24

                         SUBORDINATED SECURITY AGREEMENT


THIS SUBORDINATED SECURITY AGREEMENT (this "Agreement"), dated as of September 19, 2000, is made and entered into by and among EDUCATIONAL INSIGHTS, INC., a California corporation with its principal place of business at 16941 Keegan Avenue, Carson, California 90746-1307 (the "Debtor"), and BURTON and DIANA P. CUTLER, Co-trustees, Cutler Family Trust UTD May 4, 1989, residing at 10 South Middle Ridge Lane, Rolling Hills, California 90274 (the "Secured Party"), with reference to and incorporation of the following:

                                    RECITALS:

A. Debtor is executing and delivering to Secured Party a Subordinated Secured Promissory Note of even date in the principal amount of One Million Dollars ($1,000,000.00) payable to the order of Secured Party (the "Note");

B. In order to secure the payment and performance of the obligations of Debtor to Secured Party under the Note, Secured Party requires that Debtor grant to Secured Party a security interest in the Collateral, subordinate in all to the rights of the holders of Senior Indebtedness (as defined in the Note), as provided herein:

NOW, THEREFORE, in consideration of the foregoing Recitals, the following mutual agreements and promises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


1.   SECURITY INTEREST.

     1.1. CREATION. Subject to the provisions of Article 2, Debtor hereby grants to Secured Party a security interest in all of Debtor's right, title and interest in and to the Collateral (as defined in Section 1.2 below), in order to secure the payment and performance of the obligations of Debtor to Secured Party under the Note (the "Secured Obligation").

     1.2. COLLATERAL. As used herein, the term "Collateral" shall include the following, and any other property hereafter added thereto or substituted or replaced therefor, or other property to which Debtor is or may hereafter become entitled to receive on account of such Collateral:

          (a) All personal property, including, without limitation, all goods, supplies, work in process, signs, equipment, furniture, furnishings, fixtures, machinery, motor vehicles, inventory and construction materials which Debtor now or hereafter owns or in which Debtor now or hereafter acquires an interest or right, including, without limitation, those which are now or hereafter located on or affixed to the real property now or hereafter occupied by Debtor or any improvements situated thereon (the "Real Property") or used or useful in the operation, use or occupancy thereof or the construction of any improvements thereon, including, without limitation, any interest of Debtor in and to personal property which is leased or subject to any superior security interest, or which is being manufactured or assembled for later installation into the improvements to be located or constructed at the Real Property, wherever located, and all books, records, leases and other documents, of whatever kind or character, relating to the Real Property;

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          (b)  All fees, income, rents, issues, profits, earnings, receipts, royalties and revenues which, after the date hereof and while any portion of the indebtedness secured hereby remains unpaid, may accrue from such goods, fixtures, furnishings, equipment and building materials or any part thereof or from the Real Property or any part thereof, or which may be received by Debtor from any hiring, using, letting, leasing, subhiring, subletting, or subleasing therefor;

          (c) All of Debtor's present and future rights to receive payments of money, services or property including, without limitation, accounts receivable, deposit accounts, chattel paper, documents, letters of credit, hedging or similar agreement, instruments, general intangibles and principal, interest and notes, drafts, contract rights (including, without limitation, all rights under any interest rate payments due on account of goods sold, services rendered, loans made or credit extended), together with title or interest in all documents evidencing or securing the same;

          (d)  All proceeds from sale or disposition of the aforesaid
     Collateral;

          (e) Debtor's rights under all insurance policies covering any of the aforesaid Collateral (whether or not required by any loan documents executed by Debtor), and all proceeds, loss payments and premium refunds payable regarding the same; and

          (f) All causes of action, claims, compensation and recoveries for any damage to or taking any of the aforesaid Collateral, or for any conveyance in lieu thereof, whether direct or consequential, or for any damage or injury to the aforesaid Collateral, or for any loss or diminution in value of the aforesaid Collateral.


2. SUBORDINATION. The payment of principal and interest on this Note is subordinated in right of payment and collection according to the terms of the Note. The security interest in the Collateral granted to Secured Party hereunder is hereby subordinated to the security interests of the holders of any Senior Indebtedness (as defined in the Note) in the same Collateral, whether existing on this date or hereafter created, as hereinafter specified. This subordination is on the following terms:

     (a) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings pertaining to Debtor, or to its property, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of Debtor, then the holders of Senior Indebtedness holding security interests in the Collateral shall be entitled to full enjoyment of their interests before the Secured Party is entitled to enforcement of its interests in or to the Collateral hereunder and, to that end, such holders of Senior Indebtedness shall be entitled to receive on application any payment or disbursement of any kind or character, whether in cash or in property or securities which may be payable or deliverable in any such proceedings in respect to the Collateral, except securities of Debtor as reorganized or readjusted or securities of Debtor, or any other company, provided for by a plan of reorganization or readjustment, the payment of which is subordinate to the payment of all Senior Indebtedness which may at the time be outstanding;

     (b) In the event that the Note is declared due and payable before its express maturity on the occurrence of an Event of Default as defined in the Note (under such circumstances that the provisions of Section 2(a) are not applicable), Secured Party will be entitled to pursue the Collateral only

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after such holders of the Senior Indebtedness outstanding at the time the Note becomes due and payable because of such Event of Default are fully paid all principal and interest becoming due and payable under the Senior Indebtedness, whether according to its terms, by acceleration or otherwise, or payment has been provided therefor in a manner satisfactory to the holders of such Senior Indebtedness.

     (c) No present or future holder of Senior Indebtedness will be prejudiced in its right to enforce the subordination provisions of this Agreement Note by any act or failure to act on the part of Debtor. The provisions of this Section 2 are solely for the purpose of defining the relative rights in or to the Collateral of such holders of Senior Indebtedness, on the one hand, and the Secured Party, on the other hand, and nothing in this Agreement will, as between Debtor and Secured Party, impair the obligation of Debtor to otherwise perform its obligations hereunder, nor will anything in this Agreement otherwise prevent Secured Party from exercising all remedies otherwise permitted by applicable law upon default hereunder subject only to the rights, if any, under this Section 4 of holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to Secured Party.

     (d) Secured Party shall, as required by the holders of Senior Indebtedness holding or desiring to hold security interests in the Collateral from time to time, execute and deliver to them all additional documents and instruments of subordination as are not inconsistent with the foregoing.


3. REPRESENTATIONS AND WARRANTIES OF DEBTOR. Debtor hereby represents and warrants to Secured Party that:

     (a) All corporate action on the part of Debtor necessary for the execution and delivery of this Agreement has been duly authorized by Debtor's Board of Directors. This Agreement constitutes a valid and legally binding obligation of Debtor and creates a security interest enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy laws, laws affecting creditors' rights and court decisions limiting the availability of specific performance and other equitable remedies. Debtor has full corporate power and corporate authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby; and

     (b) The execution or delivery of this Agreement or the taking of any action in compliance with it, will not violate or breach any law, regulation, rule or judicial action binding on Debtor or agreement to which Debtor is a party.


4. COVENANTS OF DEBTOR. Until payment of all obligations due under the Note, Debtor agrees that, unless Secured Party shall have otherwise consented in writing:

     (a) Debtor shall execute and take such action as may reasonably be requested from time to time by Secured Party, including the execution and delivery of financing statements and certificates of title, and the filing of financing statements, as may be necessary to perfect and maintain the security interest granted to Secured Party hereby;

     (b) Debtor shall make timely payments to Secured Party of all amounts then due and payable under the Note according to its terms;

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     (c)  Debtor shall maintain the Collateral in good repair in all material respects, ordinary wear, tear and obsolescence excepted;

     (d) To the extent and in amounts customary for entities engaged in business activities comparable to those of Debtor, Debtor shall at all times keep the Collateral insured against all insurable hazards in amounts equal to the full cash value of the Collateral;

     (e) Debtor shall keep appropriate records and, upon written request of Secured Party, will give Secured Party any information it may reasonably require with respect to the condition and status of the Collateral and will permit Secured Party to inspect the Collateral upon reasonable prior notice and during normal business hours;

     (f) Debtor shall not sell, lease, transfer or otherwise encumber or dispose of the Collateral, except for sales made in the ordinary course of business or to dispose of obsolete or replaced Collateral;

     (g) Debtor shall notify Secured Party within ten (10) days of any change in (1) Debtor's corporate name, (2) Debtor's business or legal structure, (3) Debtor's place of business or chief executive office if the Debtor has more than one place of business, or (4) location of Collateral.


5. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default":

     (a)  If Debtor shall:

          (1) Admit in writing its inability to pay its debts generally as they become due;

          (2) File a voluntary petition in bankruptcy or to take advantage of any insolvency act;

          (3)  Make an assignment for the benefit of its creditors;


          (4) Consent to the appointment of a receiver of the whole or any substantial part of its property;

          (5) Have an involuntary petition in bankruptcy filed against it which is not dismissed within sixty (60) day of the filing thereof;

          (6) Fail to perform any obligation imposed on it under that "Loan Commitment Agreement" among Debtor and Secured Party dated September 15, 2000 (the Loan Commitment Agreement") and such non-performance is uncured and continuing at the expiration of ten (10) days following Debtor's receipt of written notice of such failure; or

          (7) Fail to perform any obligation imposed on it under this Agreement and such non-performance is uncured and continuing at the expiration of ten
     (10) days following Debtor's receipt of written notice of such failure;

     (b) If any installment required to be paid under the Note shall not be paid within ten (10) days after Debtor's receipt of written notice of this Event of Default;

     (c) If Debtor shall fail to acquire the HvB Option (as that term is defined in the Loan Commitment Agreement) within ninety (90) days following the date first above written.

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6.   SECURED PARTY'S RIGHTS AND REMEDIES. Subject in all respects to the provisions of Article 2:

     (a) Upon the occurrence of an Event of Default, Secured Party may exercise all rights or remedies that Secured Party may have as a secured party under the Uniform Commercial Code as adopted in the State of California;

     (b) Upon the occurrence of any Event of Default, Secured Party may sell, lease or otherwise dispose of all or any part of the Collateral upon any terms which are commercially reasonable; Secured Party shall give ten (10) days' prior written notice to Debtor of the time and place of any public sale of the Collateral, or of the time after which a private sale or other disposition of the Collateral is to be made; and

     (c) All proceeds from the sale or other disposition of the Collateral, and all other amounts received by Secured Party pursuant to the terms of this Agreement, unless otherwise expressly required by law or regulation, shall be applied as follows:

          (1) First, to the payment of all expenses reasonably incurred by Secured Party in connection with any sale or disposition of the Collateral, including, but not limited to, the expenses of taking, delivering or preserving the Collateral to be sold, and all court costs and all reasonable legal fees of Secured Party in connection therewith;

          (2) Second, to the payment of all obligations of Debtor to Secured Party arising under the Note, including any interest thereon; and

          (3)  Third, the balance, if any, to Debtor.

     (d) No delay or omission by Secured Party in exercising any right or remedy hereunder or with respect to any obligation of Debtor to Secured Party secured hereunder shall operate as a waiver thereof or of any other right or remedy available to Secured Party, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Secured Party, in its sole discretion, on at least three
(3) days' prior written notice to Debtor, may (but shall have no obligation to) remedy any Event of Default by Debtor hereunder or with respect to any obligation of Debtor to Secured Party or any other person, firm, corporation or other entity in any reasonable manner without waiving the Event of Default remedied and without waiving any other prior or subsequent Event of Default by Debtor, and shall be reimbursed for its necessary and reasonable out-of-pocket expenses in so remedying any of such Event of Default. All rights and remedies of Secured Party hereunder are cumulative.


7.   GENERAL PROVISIONS.

     7.1. SUCCESSORS AND ASSIGNS. This Agreement is not assignable by either party. Subject to the foregoing, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors of the parties. Except as provided in Article 2, nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto or their respective successors any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

     7.2. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California.

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     7.3. NOTICES. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered in person or mailed, certified, return-receipt requested, postage prepaid:



If to Debtor:             Educational Insights, Inc., at its address as first
                          appearing above
                          Attention:  G. Reid Calcott, President

and, if to
Secured Party:            Burton Cutler, at his address as first appearing above

Any party hereto may from time to time, by ten (10) days' advance written notice to the other parties, designate a different address, which shall be substituted for the one specified above for such party. If any notice or other document is sent by certified or registered mail, return receipt requested, postage prepaid, properly addressed as aforementioned, the same shall be deemed served or delivered seventy-two (72) hours after mailing thereof. If any notice is sent by facsimile machine ("fax") to a party, it will be deemed to have been delivered on the date the fax thereof is actually received, provided the original thereof is sent by mail in the manner set forth above, within twenty-four (24) hours after the fax is sent.

     7.4. AMENDMENTS, WAIVERS AND CONSENTS. Any term of this Agreement to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision or breach of any representation or warranty herein or therein set forth may be omitted or waived, if the Debtor shall obtain consent thereto in writing from Secured Party. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     7.5. WAIVER. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or be construed as a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

     7.6. FURTHER ASSURANCES. Each party hereto agrees to execute and deliver such other documents and instruments as the other party may reasonably request to better evidence or effectuate the rights and obligations of the parties hereto and the transactions contemplated hereunder, provided that no party shall, as a result thereof, be required to assume any further obligation or relinquish any of its rights hereunder.

     7.7. ATTORNEYS' FEES. In the event of any litigation of any nature between the parties hereto, regarding the rights and obligations of the parties under this Agreement or any obligations secured hereby, the prevailing party in such litigation shall be entitled to recover reasonable attorneys' fees as determined by the court.

     7.8. ENTIRE AGREEMENT. This Agreement, the Note and the Loan Commitment Agreement constitute the entire understanding between the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and preliminary agreements with respect thereto.

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IN WITNESS WHEREOF, the parties have, by the undersigned thereunto duly authorized, executed and delivered this Subordinated Security Agreement as of the date first above written.


"Debtor"                                  "Secured Party"

Educational Insights, Inc.
                                           /s/ BURTON CUTLER
                                           --------------------------
                                           Burton Cutler, Trustee,
By: /s/ G. REID CALCOTT
   ----------------------------
    G. Reid Calcott, President                      and


                                           /s/ DIANA P. CUTLER
                                           --------------------------
                                            Diana P. Cutler, Trustee,
                                            Cutler Family Trust UTD May 4, 1989


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